UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2006
NAVARRE CORPORATION
(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
7400 49th Avenue North, New Hope, MN 55428
(Address of principal executive offices)
Registrant’s telephone number, including area code: (763) 535-8333
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Material Amendment to a Material Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Form of Securities Purchase Agreement
Form of Registration Rights Agreement
Form of Warrant Agreement
Press Release
Form of 3rd Amendment to 3rd Amended and Restated Credit Agreement

Item 1.01. Material Amendment to a Material Agreement
As previously reported, on June 1, 2005 Navarre Corporation and each of its wholly-owned subsidiaries (the “Company”), entered into a $165 million Third Amended and Restated Credit Agreement with General Electric Capital Corporation acting as agent (the “Credit Agreement”). This credit agreement provides the Company with a six-year $115.0 million Term Loan B sub-facility, a $25.0 million five and one-half year Term Loan C sub-facility, and a five-year revolving sub-facility for up to $25.0 million. The entire $115.0 million of the Term Loan B sub-facility has been drawn since May 11, 2005. The aggregate principle amount outstanding under the Credit Agreement as of December 31, 2005 was $117.5 million.
On March 21, 2006 the Company entered into that certain Third Amendment to Third Amended and Restated Credit Agreement dated February 7, 2006 (the “Amendment”). In accordance with certain liquidity restrictions, the Amendment provides the Company with the ability to apply the proceeds of the private placement (described below in Item 3.02) to the Term Loan C sub-facility under the Credit Agreement as a permitted prepayment. This Amendment is effective as of March 21, 2006.
The description of the Credit Agreement is qualified in its entirety by reference to the Third Amended and Restated Credit Agreement filed as Exhibit 10.2 to the Company’s May 17, 2005 Form 8-K, as amended pursuant to: (i) that certain First Amendment and Limited Waiver to Third Amended and Restated Credit Agreement filed as Exhibit 99.1 to the Company’s October 14, 2005 Form 8-K, (ii) that certain Limited Waiver and Second Amendment With Respect to Third Amended and Restated Credit Agreement filed as Exhibit 99.2 to the Company’s February 8, 2006 Form 8-K, and (iii) and that certain Third Amendment to Third Amended and Restated Credit Agreement attached hereto as Exhibit 99.2, all of which are incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities
The Company announced that it has entered into a purchase agreement for and completed a $19.95 million private placement to accredited investors of approximately 5.7 million shares of its common stock at $3.50 per share and approximately 1.4 million five-year warrants to purchase common stock exercisable at $5.00 per share (excluding 171,000 placement agent warrants). The placement raised approximately $19.95 million, resulting in net proceeds of approximately $18.5 million after deducting offering costs and placement agent fees . Net proceeds from the private placement, and additional cash reserves, will be used for repayment of the Term Loan C sub-facility of the Credit Agreement described in Item 1.01.
The sale of securities has been made solely to “accredited investors” as defined in Rule 501(a) of Regulation D and without registration in reliance on exemptions provided by Regulation D and Section 4(2) under the Securities Act of 1933, as amended. However, the Company is obligated to use its best efforts to file a registration statement covering the resale of the privately-placed shares within 30 days of the closing. In addition, the Company is obligated to use its best efforts to cause the Securities and Exchange Commission (“SEC”) to declare such registration statement effective within 120 days of the closing (or 150 days in the event of a full SEC review) date, and is subject to certain cash penalties payable to the investors in the event the resale registration is not filed within 30 days of the closing date or is not declared effective within 120 days of the closing date (or 150 days in the event of a full SEC review), all as described in the Form of Registration Rights Agreement attached hereto as Exhibit 10.2.
A copy of a press release regarding the announcement is incorporated herein and attached hereto as Exhibit 99.1.
The description of the private placement described in this Current Report does not purport to be complete and is qualified in its entirety by reference to the Form of Securities Purchase Agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference. The Form of Securities Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The Form of Securities Purchase Agreement contains representations and warranties the parties thereto made to, and solely for the benefit of, each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Form of Securities Purchase Agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Form of Securities Purchase Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Form of Securities Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits. The following exhibits are filed with this document:

10.1	Form of Securities Purchase Agreement, dated as of March 21, 2006 among Navarre Corporation and the various purchasers.
10.2	Form of Registration Rights Agreement, dated as of March 21, 2006 among Navarre Corporation and the various purchasers.
10.3	Form of Warrant Agreement.
99.1	Press Release, dated March 21, 2006, issued by Navarre Corporation.
99.2	Form of Third Amendment to Third Amended and Restated Credit Agreement, effective March 21, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION

Dated: March 21, 2006	By:	/s/ J. Reid Porter

Name: J. Reid Porter Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, dated as of March 21, 2006 among Navarre Corporation and the various purchasers.
10.2	Form of Registration Rights Agreement, dated as of March 21, 2006 among Navarre Corporation and the various purchasers.
10.3	Form of Warrant Agreement.
99.1	Press Release, dated March 21, 2006, issued by Navarre Corporation.
99.2	Form of Third Amendment to Third Amended and Restated Credit Agreement, effective March 21, 2006.